THE CUTLER TRUST

                                CUTLER CORE FUND
                                CUTLER VALUE FUND

                       Supplement Dated April 15, 2002 to
                        Prospectus Dated October 30, 2001


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

In the section captioned "MANAGEMENT," under the sub-heading "THE ADVISER," the following is added after the second paragraph.

Brooke Cutler Ashland and Stephen Frank Brennan each owned interests in the Adviser through Airport Plaza, a California limited partnership. Airport Plaza owned 92% of the Adviser.

In a recent amendment to the Adviser's Form ADV, a disclosure form filed with the U.S. Securities and Exchange Commission, the Adviser reported that Airport Plaza's partnership agreement expired on December 31, 2001, and that the partnership is in the process of being dissolved and having its assets distributed. The dissolution and distribution proceedings and the respective ownership interests of Ms. Ashland and Mr. Brennan, the sole partners in Airport Plaza, are in dispute and may not be resolved for some time.

Resolution of the ownership dispute may result in a change in the percentage ownership of the Adviser by each of Ms. Ashland and Mr. Brennan that gives rise to a change of "control" of the Adviser as defined in the Investment Company Act of 1940.

The Board of Trustees of the Trust has requested detailed information from the Adviser regarding the ownership dispute and will consider what measures, if any, are appropriate in response to that information and future developments.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE